Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2010

The Principal Strategies sections for the Thrivent Money Market Portfolio in the summary and non-summary sections of the prospectus are replaced with the following:

The Portfolio tries to produce current income while maintaining liquidity by investing in high quality, short-term money market instruments, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes and U.S. Treasury Bills. The Portfolio’s Adviser looks for prime commercial paper issued by corporations that it believes are financially sound, have strong cash flows and solid capital levels, are leaders in their industry and have experienced management.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine which money market instruments to buy and sell.

The Adviser manages the Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Portfolio may maintain a stable $1.00 share price. Those rules generally require the Portfolio, among other things, to invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Portfolio to maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days.

Under these rules, at least 97% of the Portfolio’s total assets must be invested in “first tier” securities. First-tier securities generally must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality). First-tier securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

The remainder of the Portfolio’s assets will be invested in securities rated within the two highest rating categories by at least two rating agencies (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality) or kept in cash.

The date of this Supplement is June 30, 2010

Please include this Supplement with your Prospectus